As filed with the Securities and Exchange Commission on March 8, 1999
                                                Registration No. 333-67633
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                        PRE-EFFECTIVE AMENDMENT NO. 4 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                    THE FIRST AMERICAN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)
   California                        6361                       95-1068610
State or Other Jurisdiction   (Primary Standard              (I.R.S. Employer
of Incorporation of           Industrial Classification      Identification No.)
Organization)                       Code No.)
                              114 East Fifth Street
                        Santa Ana, California 92701-4642
                                 (800) 854-3643
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

   Mark R Arnesen, Esq.                                (Copy to)
       Secretary                                  Neil W. Rust, Esq.
  The First American Financial Corporation        White & Case LLP
            114 East Fifth Street                 633 West Fifth Street
         Santa Ana, California 92701              Los Angeles, California 90071
               (714) 558-3211                          (213) 620-7700
  (Name, Address, Including Zip Code,
  and Telephone Number, Including Area Code, of Agent For Service)

         Approximate date of commencement of proposed sale to the public: as soon as practicable after this Registration Statement becomes effective.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or reinvestment plans, check the following box. [x]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] Registration No.
_______.

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]Registration No. _______.

     If delivery of the  prospectus is expected to be made pursuant to Rule 434,
please  check  the  following   box.  [_]


                        CALCULATION OF REGISTRATION FEE
===================================================================================================================================
Title of  Each Class of                                         Proposed             Proposed
Securities                            Amount To Be              Maximum              Maximum               Amount of
To Be Registered                      Registered                Aggregate Price      Aggregate             Registration
                                                                Per Unit<F1>         Offering Price <F1>   Fee <F2>
common shares, $1.00 par  value       67,500  shares            $23.75               $1,611,562            $448
===================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act, based on the average of the high and low prices of the common shares registered on the New York Stock Exchange as of March 4, 1998.

(2) A registration fee of $4,641 was paid at the initial filing of the Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has caused this Pre-Effective Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Santa Ana, state of California, on March 8, 1999.


                                   THE FIRST AMERICAN FINANCIAL
                                     CORPORATION



                                    By: /s/ Parker S. Kennedy
                                        ------------------------------------
                                            Parker S. Kennedy, President
                                            (Principal Executive Officer)


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Pre-Effective Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Date:  March 8, 1999                By: /s/  D.P. Kennedy
                                        ----------------------------------------
                                             D.P. Kennedy, Chairman and Director



Date:  March 8, 1999                By: /s/  Parker S. Kennedy
                                        ----------------------------------------
                                             Parker S. Kennedy, President
                                             and Director



Date:  March 8, 1999               By: /s/  Thomas A. Klemens
                                       -----------------------------------------
                                            Thomas A. Klemens, Executive Vice
                                            President, Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)

         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Date:                                       By:
                                                ------------------
                                                George L. Argyros, Director

Date:  March 8, 1999                        By: /s/ Gary J. Beban*
                                                ------------------
                                                Gary J. Beban, Director

Date:  March 8, 1999                        By: /s/ J. David Chatham*
                                                ---------------------
                                                J. David Chatham, Director

Date:                                       By:
                                                ------------------
                                                William G. Davis, Director


Date:  March 8, 1999                        By: /s/ James L. Doti*
                                                ------------------
                                                James L. Doti, Director

Date:  March 8, 1999                        By: /s/ Lewis W. Douglas, Jr.*
                                                --------------------------
                                                Lewis W. Douglas, Jr., Director

Date:  March 8, 1999                        By: /s/ Paul B. Fay, Jr.*
                                                ---------------------
                                                Paul B. Fay, Jr., Director

Date:  March 8, 1999                        By: /s/ Dale F. Frey*
                                                -----------------
                                                Dale F. Frey, Director

Date:                                       By:
                                                ------------------
                                                Anthony R. Moiso, Director


Date:  March 8, 1999                        By: /s/ Frank O'Bryan*
                                                ------------------
                                                Frank O'Bryan, Director

Date: March 8, 1999                         By: /s/  Roslyn B. Payne, Director*
                                                -------------------------------
                                                Roslyn B. Payne, Director

Date:  March 8, 1999                        By: /s/ D. Van Skilling*
                                                --------------------
                                                D. Van Skilling, Director

Date:  March 8, 1999                        By: /s/ Virginia Ueberroth*
                                                -----------------------
                                                Virginia Ueberroth, Director



*By:/s/ Mark R Arnesen
    --------------------
    Mark R Arnesen
    Attorney-in-Fact

                                  Exhibit Index

Exhibit
Number            Description

4.1. Description of the Registrant's capital stock in Article Sixth of the Restated Articles of Incorporation of The First American Financial Corporation, incorporated by reference to
                  Exhibit 3.1 of the Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form S-4 dated July 28, 1998.

4.2. Rights Agreement, incorporated by reference to Exhibit 4 of the Registrant's Registration Statement on Form 8-A dated November 7, 1997.

5.                Opinion of counsel regarding legality (previously filed).

23.1.             Consent of independent accountants.

23.2.             Consent of counsel (contained in Exhibit 5).

24.               Power of Attorney (previously filed).